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                                                            Exhibit 10(xiii)

                             AMENDMENT NO. 2 TO
                         RECEIVABLES SALE AGREEMENT

                  This Amendment No. 2 to Receivables Sale Agreement (this "Amendment") is entered into as of October 13, 2006, among Graybar Commerce
 ---------
Corporation, a Delaware corporation, as Buyer ("Buyer") and Graybar Electric
                                                -----
Company, Inc., a New York corporation, as Originator ("Originator").
                                                       ----------

                                  RECITALS
                                  --------

                  Each of Buyer and Originator entered into that certain Receivables Sale Agreement, dated as of June 30, 2000, as amended by Amendment No. 1 thereto, dated as of August 15, 2006 (such agreement, as so amended, the "Sale Agreement").
              --------------

                  Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                                  AGREEMENT
                                  ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions Used Herein. Capitalized terms used
                             -----------------------
herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

                  Section 2. Amendments to the Sale Agreement. Subject to
                             --------------------------------
the terms and conditions set forth herein, the Sale Agreement is hereby amended as follows:

                             (a) (i) Each reference in the Sale Agreement to
"Bank One" shall be deemed to be a reference to "JPMorgan" and (ii) each reference in the Sale Agreement to "Bank One, NA (Main Office Chicago)" shall be deemed to be a

                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                                     1

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reference to "JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA
(Main Office Chicago))."

                             (b) Each reference in the Sale Agreement to
"Falcon Asset Securitization Corporation" shall be deemed to be a reference to "Falcon Asset Securitization Company LLC (formerly Falcon Asset Securitization Corporation)."

                             (c) Section 2.1(d) of the Sale Agreement is
hereby amended and restated in its entirety to read as follows:

                  (d) Governmental Authorization. Other than the filing of
                      --------------------------
         the financing statements required hereunder and other than the filing of an 8-K report with the SEC, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                             (d) Section 4.1(a)(v) of the Sale Agreement is
hereby amended by adding at the end of such section, immediately before the period, the following:

         ; provided that, for purposes of this Section 4.1(a)(v), posting to
           --------
         EDGAR or on the website of Originator shall constitute delivery of such statements or reports to Buyer

                             (e) Section 5.1(g) of the Sale Agreement is
hereby amended and restated in its entirety to read as follows:

                  (g) (i) The Leverage Ratio, as of the last day of each fiscal quarter of Originator, shall be greater than 4.0 to 1.0 or
         (ii) the Interest Coverage Ratio, as of the last day of each fiscal quarter of Originator, shall be less than 2.5 to 1.0.

                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                                     2

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                             (f) Section 6.1 of the Sale Agreement is hereby
amended by amending and restating clause (xiv) of such section where such clause appears after the proviso in its entirety to read as follows:

                  (xiv)  [Reserved]; and

                             (g) Exhibit III to the Sale Agreement is hereby
amended and restated in its entirety to read as set forth on Annex I hereto.
                                                             -------

                  Section 3. Conditions to Effectiveness of Amendment. This
                             ----------------------------------------
Amendment shall become effective as of the date hereof (the "Effective
                                                             ---------
Date"), upon the satisfaction of the conditions precedent that:
----

                             (a) Amendment. Buyer shall have received, on or
                                 ---------
before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                             (b) Representations and Warranties. As of the
                                 ------------------------------
Effective Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, Originator shall be deemed to have represented and warranted such).

                             (c) No Termination Event. As of the Effective
                                 --------------------
Date, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, Originator shall be deemed to have represented and warranted such).

                  Section 4. Miscellaneous.
                             -------------

                             (a) Effect; Ratification. The amendments set forth
                                 --------------------
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which Buyer may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other


                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                                     3

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instrument or agreement referred to therein. Each reference in the Sale
Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Sale Agreement" or to the "Sale Agreement" shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                             (b) Transaction Documents. This Amendment is a
                                 ---------------------
Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                             (c) Costs, Fees and Expenses. Originator agrees
                                 ------------------------
to reimburse Buyer on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to Buyer).

                             (d) Counterparts. This Amendment may be executed
                                 ------------
in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                             (e) Severability. Any provision contained in this
                                 ------------
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                             (f) GOVERNING LAW. THIS AMENDMENT SHALL BE
                                 -------------
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                             (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO
                                 --------------------
HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER


                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                                     4

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SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED
TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                          (Signature Page Follows)


                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT


                                     5

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.


                                     GRAYBAR COMMERCE CORPORATION, as Buyer


                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                     GRAYBAR ELECTRIC COMPANY, INC.,
                                     as Originator


                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT



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
                                                                                                                Annex I
                                                                                                                -------
                                                      EXHIBIT III
                                                      -----------

                                   Lock-boxes; Collection Accounts; Collection Banks
                                   -------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                        BANK OF AMERICA, N.A.
         NAME                                ACCOUNT NO.        LOCKBOX NUMBERS             LOCKBOX ADDRESS
------------------------------------------------------------------------------------------------------------------------
Dallas District Lockbox                       180001016             840458       Graybar Electric Co
                                                                                 P.O. Box 840458
                                                                                 Dallas TX 75284-0458
------------------------------------------------------------------------------------------------------------------------
Minneapolis District Lockbox                 3751956921              12437       Graybar Electric Co
                                                                                 12437 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Boston District Lockbox                      3751997809             414426       Graybar Electric Co.
                                                                                 PO Box 414426
                                                                                 Boston, MA 02241-4426
------------------------------------------------------------------------------------------------------------------------
New York District Lockbox                    3751997786             414396       Graybar Electric Co.
                                                                                 PO Box 414396
                                                                                 Boston, MA 02241-4396
------------------------------------------------------------------------------------------------------------------------
Chicago District Lockbox                     3751956934              12431       Graybar Electric Co
                                                                                 12431 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
St. Louis District Lockbox                   3751997773              12447       Graybar Electric Co
                                                                                 12447 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Corporate Svcs. District Lockbox             3750930566              12753       Graybar Electric Co
                                                                                 12753 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Pittsburgh District Lockbox                  3751956918              12444       Graybar Electric Co
                                                                                 12444 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Atlanta District Lockbox                     3751956905             403052       Graybar Electric Co
                                                                                 P O Box 403052
                                                                                 Atlanta GA 30384-3052
------------------------------------------------------------------------------------------------------------------------
Richmond District Lockbox                    3751956895             403049       Graybar Electric Co
                                                                                 P O Box 403049
                                                                                 Atlanta GA 30384-3049
------------------------------------------------------------------------------------------------------------------------
Tampa District Lockbox                       3751997760             403062       Graybar Electric Co
                                                                                 P O Box 403062
                                                                                 Atlanta GA 30384-3062
------------------------------------------------------------------------------------------------------------------------
Seattle District Lockbox                     3751997757              57073       Graybar Electric Co
                                                                                 File 57073
                                                                                 Los Angeles CA 90074-7073
------------------------------------------------------------------------------------------------------------------------
California District Lockbox                  3751997744              57071       Graybar Electric Co
                                                                                 File 57071
                                                                                 Los Angeles CA 90074-7071
------------------------------------------------------------------------------------------------------------------------

                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT



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
------------------------------------------------------------------------------------------------------------------------
                                        BANK OF AMERICA, N.A.
         NAME                                ACCOUNT NO.        LOCKBOX NUMBERS             LOCKBOX ADDRESS
------------------------------------------------------------------------------------------------------------------------
Phoenix District Lockbox                     3751956882              57072       Graybar Electric Co
                                                                                 File 57072
                                                                                 Los Angeles CA 90074-7072
------------------------------------------------------------------------------------------------------------------------



                                                            AMENDMENT NO. 2 TO
                                                RECEIVABLES PURCHASE AGREEMENT